Exhibit 99.3 Unaudited Pro Forma Combined Financial Information - December 31, 2007

                                    Littlefield Corporation and Subsidiaries
                           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                         Year ended December 31, 2007


                                                 LTFD                       Pro forma
                                               Historical     Columbia     adjustments                Total
                                              ------------  -------------  ------------            ------------
REVENUES:
    Entertainment                               $8,525,393        997,871       105,526    (a)        9,628,790
    Hospitality                                  4,853,729                                            4,853,729
    Other                                           49,381                                               49,381
                                              ------------  -------------  ------------            ------------
                    TOTAL REVENUES              13,428,503        997,871       105,526              14,531,900
                                              ------------  -------------  ------------            ------------

DIRECT COSTS AND EXPENSES:
    Direct salaries and other compensation       3,146,941        363,256     (153,338)    (b)        3,356,859
    Rent and utilities                           2,605,054        432,000                             3,037,054
    Other direct operating costs                 3,543,600         32,017                             3,575,617
    Depreciation and amortization                  675,943                       22,000    (c)          697,943
    License expense                                100,261                                              100,261
                                              ------------  -------------  ------------            ------------
                    TOTAL COSTS AND EXPENSES    10,071,799        827,273     (131,338)              10,767,734
                                              ------------  -------------  ------------            ------------

GROSS MARGIN                                     3,356,704        170,598       236,864               3,764,166

GENERAL AND ADMINISTRATIVE EXPENSES:
    Salaries and other compensation              1,240,721                                            1,240,721
    Legal and accounting fees                      539,680                                              539,680
    Depreciation and amortization                  116,403                                              116,403
    Compensation Expense                            57,244                                               57,244
    Other general and administrative               700,344                                              700,344
                                              ------------  -------------  ------------            ------------

    TOTAL GENERAL AND ADMINISTRATIVE EXPENSES    2,654,392            ---           ---               2,654,392

GAIN (LOSS) ON DISPOSITION OF FIXED ASSETS          23,100            ---           ---                  23,100
                                              ------------  -------------  ------------            ------------

OPERATING INCOME                                   725,412        170,598       236,864               1,132,874

OTHER INCOME AND EXPENSES:
    Interest and investment income                 103,824                                              103,824
    Interest expense                             (445,983)                                            (445,983)
    Other Income (expense)                         (4,398)                                              (4,398)
                                              ------------  -------------  ------------            ------------
TOTAL OTHER INCOME AND EXPENSES                  (346,557)            ---           ---               (346,557)

INCOME BEFORE INCOME TAXES                        378,855        170,598       236,864                 786,317

PROVISION FOR INCOME TAXES                         78,670            ---           ---                  78,670
                                              ------------  -------------  ------------            ------------

NET INCOME                                         300,185        170,598       236,864                 707,647

OTHER COMPREHENSIVE INCOME, Net of Tax of $0         4,713            ---           ---                   4,713
                                              ------------  -------------  ------------            ------------

NET COMPREHENSIVE INCOME                          $304,898        170,598       236,864                 712,360
                                              ============  =============  ============            ============



                        See notes to unaudited pro forma consolidated financial statements

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

                                   Littlefield Corporation and Subsidiaries
                         UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (Continued)
                                       Year ended December 31, 2007



EARNINGS PER SHARE:

                                                  LTFD                         Pro forma
                                               Historical       Columbia      Adjustments              Total
                                              -------------  --------------  --------------        -------------
       Basic earnings per share                 $     0.027     $     0.015     $     0.021          $     0.063



       Diluted earnings per share               $     0.026     $     0.015     $     0.021          $     0.062



Weighted average shares outstanding - basic      11,228,255      11,228,255      11,228,255           11,228,255

Weighted average shares outstanding - diluted    11,484,597      11,484,597      11,484,597           11,484,597







                     See notes to unaudited pro forma consolidated financial statements

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

                                                 Littlefield Corporation and Subsidiaries
                                                    UNAUDITED PRO FORMA BALANCE SHEET
                                                         As of December 31, 2007

                                                          LTFD                         Pro forma
                                                        Historical      Columbia      adjustments                     Total
                                                      --------------  -------------  -----------------          ----------------
                        ASSETS
                        ------
Current Assets:
    Cash and cash equivalents                            $ 1,965,624                       (1,500,000)     (d)           465,624
    Accounts receivable, net of allowance for doubtful
     accounts of $126,309                                    519,845                                                     519,845
    Other current assets                                     549,194                                                     549,194
    Note Receivable                                            5,103                                                       5,103
                                                      --------------  -------------  -----------------          ----------------
    Total Current Assets                                   3,039,766            ---        (1,500,000)                 1,539,766
                                                      --------------  -------------  -----------------          ----------------

Property and Equipment - at cost, net of
 accumulated depreciation and amortization                 6,926,559         61,882                ---                 6,988,441

Other Assets:
    Goodwill and intangible assets, net                    5,604,307                         1,438,118                 7,042,425
    Other non-current assets                                 217,615                               ---                   217,615
                                                      --------------  -------------  -----------------          ----------------
    Total Other Assets                                     5,821,922            ---          1,438,118                 7,260,040
                                                      --------------  -------------  -----------------          ----------------

TOTAL ASSETS                                             $15,788,247         61,882           (61,882)     (d)        15,788,247
                                                      ==============  =============  =================          ================

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------
Current Liabilities:
    Long term debt, current portion                      $   195,517                                                     195,517
    Long term debt, legal settlements, current portion       231,272                                                     231,272
    Trade accounts payable                                   232,339                                                     232,339
    Accrued expenses                                       1,063,053                                                   1,063,053
                                                      --------------  -------------  -----------------          ----------------
    Total Current Liabilities                              1,722,181            ---                ---                 1,722,181
                                                      --------------  -------------  -----------------          ----------------

Long-term Liabilities:
    Long term debt, net of current portion                 3,442,932                                                   3,442,932
    Long term debt, legal settlements                        362,964                                                     362,964
    Other liabilities, related party                          48,000                                                      48,000
                                                      --------------  -------------  -----------------          ----------------
    Total Long-term Liabilities                            3,853,896            ---                ---                 3,853,896
                                                      --------------  -------------  -----------------          ----------------

Total Liabilities                                          5,576,077            ---                ---                 5,576,077
                                                      --------------  -------------  -----------------          ----------------

Stockholders' Equity:
    Common stock, $0.001 par value, (authorized
     20,000,000 shares, issued 12,344,139 shares
     outstanding 11,444,060 shares)                           12,344                                                      12,344
    Additional paid-in-capital                            23,710,845                                                  23,710,845
    Treasury stock - 900,079 shares, at cost             (1,146,638)                                                 (1,146,638)
    Accumulated deficit                                 (12,364,381)                                                (12,364,381)
                                                      --------------  -------------  -----------------          ----------------
    Total Stockholders' Equity                            10,212,170            ---                ---                10,212,170
                                                      --------------  -------------  -----------------          ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $15,788,247            ---                ---               $15,788,247
                                                      ==============  =============  =================          ================



                                    See notes to unaudited pro forma consolidated financial statements

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Littlefield Corporation and Subsidiaries
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

--------------------------------------------------------------------------------

NOTE 1 - BASIS OF PRESENTATION

--------------------------------------------------------------------------------

The unaudited pro forma consolidated  statement of operations for the year ended
December 31, 2007, is based upon the audited consolidated financial statements of Littlefield Corporation for the year ended December 31, 2007, the audited statement of revenues and direct operating expenses of Columbia Promotions (the name designated to represent the acquired six (6) bingo halls located in Greer
(2),  Columbia  (3) and  Goose  Creek  (1) South  Carolina)  for the year  ended
December 31, 2007 and the adjustments and assumptions described herein. Amounts are presented assuming regulatory fees and taxes remain at current levels. The pro forma data are not necessarily indicative of the financial results that would have been attained had the acquisition transaction occurred on the dates presented and should not be viewed as indicative of operations in future periods. The unaudited pro forma statements should be read in conjunction with the notes thereto and the Company's unaudited financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

The unaudited pro forma consolidated statement of operations is presented to show operating results as if the acquisition transaction occurred as of the beginning of the period presented. The pro forma balance sheet is based upon the assumption the acquisition transaction occurred as of the end of the period presented.

The assets of Columbia  Promotions  were  purchased for $1.8 million by Columbia
One  Corp.  a  South  Carolina   corporation  and  wholly-owned   subsidiary  of
Littlefield  Corporation.  The purchase price consisted of $750,000 in cash paid at closing and a  promissory  note for  $1,050,000,  secured by the assets being purchased.  The  purchase  price may be reduced by $300,000 to $1.5 million if a single, lump sum payment of $750,000 is made on or before September 30, 2008, in full  satisfaction of the promissory note. The promissory note bears interest of
6% per annum,  matures October 1, 2013 and is payable in quarterly  installments commencing on January 1, 2009. It is contemplated that the seller will remain an employee.  It is  assumed  the  option  to reduce  the  purchase  price  will be exercised for purposes of these proforma statements.

The six bingo halls will be operated  under licenses  issued to bingo  promoters
that  are  wholly  owned  South  Carolina   subsidiaries   of  the   Littlefield
Corporation.  Prior to making the asset purchase,  the Littlefield  subsidiaries had applied to the South Carolina Department of Revenue for promoter licenses to operate  the halls,  and the  Department  denied the  applications.  The Company protested,  and an  administrative  law judge  ordered  the  licenses be issued, allowing the subsidiaries to move forward with this acquisition.

Littlefield  Corporation  and its  subsidiaries  are  continuing  to litigate an administrative  proceeding  with the South  Carolina  Department of Revenue over whether the subsidiaries  may collectively  hold a total of more than five bingo promoter licenses in South Carolina.  If the Company does not ultimately prevail
in  the   administrative   proceeding  with  the  Department  of  Revenue,   its
subsidiaries may have their licenses revoked. A more complete description of the legal  dispute  with the  Department  of Revenue is  contained in Note 11 to the
Littlefield  Corporation  unaudited financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

--------------------------------------------------------------------------------

NOTE 2 - PRO FORMA ADJUSTMENTS

--------------------------------------------------------------------------------

The unaudited pro forma statements reflect the following adjustments:

(a) Record expected changes in revenue
(b) Record expected changes in expenses as a result of anticipated changes in management structure.
(c) Record  depreciation  and  amortization  of acquired assets
(d) Record purchase of acquired assets for cash


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